EXHIBIT 99.4

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2008 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE

					Twelve					Twelve					Twelve
					months					months					months
	Three months ended				ended	Three months ended				ended	Three months ended				ended

	Jan. 31, 2008	Apr. 30, 2008	Jul. 31, 2008	Oct. 31, 2008	Oct. 31, 2008	Jan. 31, 2008	Apr. 30, 2008	Jul. 31, 2008	Oct. 31, 2008	Oct. 31, 2008	Jan. 31, 2008	Apr. 30, 2008	Jul. 31, 2008	Oct. 31, 2008	Oct. 31, 2008

Net revenue: (a)

Industry standard servers	$2,988	$2,818	$2,874	$2,977	$11,657	$2,988	$2,818	$2,874	$2,977	$11,657	$--	$--	$--	$--	$--
Business critical systems	855	919	829	935	3,538	855	919	829	935	3,538	--	--	--	--	--
Storage	977	1,043	1,038	1,147	4,205	977	1,043	1,038	1,147	4,205	--	--	--	--	--
Enterprise Storage and Servers	4,820	4,780	4,741	5,059	19,400	4,820	4,780	4,741	5,059	19,400	--	--	--	--	--
Technology Services	2,458	2,568	2,614	2,657	10,297	2,241	2,331	2,394	2,447	9,413	217	237	220	210	884
Outsourcing Services	--	--	--	--	--	1,303	1,370	1,456	1,468	5,597	(1,303)	(1,370)	(1,456)	(1,468)	(5,597)
Consulting and Integration	--	--	--	--	--	834	926	903	868	3,531	(834)	(926)	(903)	(868)	(3,531)
EDS	--	--	--	--	--	--	--	--	3,856	3,856	--	--	--	(3,856)	(3,856)
Infrastructure Technology Outsourcing	1,252	1,312	1,393	3,531	7,488	--	--	--	--	--	1,252	1,312	1,393	3,531	7,488
Application Services	306	342	336	1,427	2,411	--	--	--	--	--	306	342	336	1,427	2,411
Business Process Outsourcing	36	40	43	604	723	--	--	--	--	--	36	40	43	604	723
Other	--	--	--	58	58	--	--	--	--	--	--	--	--	58	58
Services (b)	4,052	4,262	4,386	8,277	20,977	4,378	4,627	4,753	8,639	22,397	(326)	(365)	(367)	(362)	(1,420)
Business Technology Optimization	618	670	718	786	2,792	548	593	642	714	2,497	70	77	76	72	295
Other	329	369	368	362	1,428	118	134	139	141	532	211	235	229	221	896
HP Software	947	1,039	1,086	1,148	4,220	666	727	781	855	3,029	281	312	305	293	1,191
Technology Solutions Group	9,819	10,081	10,213	14,484	44,597	9,864	10,134	10,275	14,553	44,826	(45)	(53)	(62)	(69)	(229)
Notebooks	5,664	5,373	5,350	6,270	22,657	5,664	5,373	5,350	6,270	22,657	--	--	--	--	--
Desktops	4,406	3,925	4,163	4,149	16,643	4,401	3,921	4,158	4,146	16,626	5	4	5	3	17
Workstations	462	490	463	470	1,885	467	494	468	473	1,902	(5)	(4)	(5)	(3)	(17)
Handhelds	89	102	90	79	360	89	102	90	79	360	--	--	--	--	--
Other	170	181	188	211	750	170	181	188	211	750	--	--	--	--	--
Personal Systems Group	10,791	10,071	10,254	11,179	42,295	10,791	10,071	10,254	11,179	42,295	--	--	--	--	--
Commercial hardware	1,883	1,975	1,718	1,846	7,422	1,726	1,811	1,567	1,695	6,799	157	164	151	151	623
Consumer hardware	1,105	901	796	918	3,720	1,180	974	861	983	3,998	(75)	(73)	(65)	(65)	(278)
Supplies	4,362	4,774	4,527	4,808	18,471	4,399	4,812	4,551	4,825	18,587	(37)	(38)	(24)	(17)	(116)
Other	7	(6)	--	--	1	7	(6)	--	--	1	--	--	--	--	--
Imaging and Printing Group	7,357	7,644	7,041	7,572	29,614	7,312	7,591	6,979	7,503	29,385	45	53	62	69	229
HP Financial Services	642	685	680	691	2,698	642	685	680	691	2,698	--	--	--	--	--
Corporate Investments	218	230	271	246	965	218	230	271	246	965	--	--	--	--	--
Total segments	28,827	28,711	28,459	34,172	120,169	28,827	28,711	28,459	34,172	120,169	--	--	--	--	--

Eliminations of intersegment
net revenue and other	(360)	(449)	(427)	(569)	(1,805)	(360)	(449)	(427)	(569)	(1,805)	--	--	--	--	--

Total HP Consolidated	$28,467	$28,262	$28,032	$33,603	$118,364	$28,467	$28,262	$28,032	$33,603	$118,364	$--	$--	$--	$--	$--

(a)     Certain fiscal 2009 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2008, the reclassifications resulted in the transfer of revenue among the Services, HP Software and Imaging and Printing Group financial reporting segments. In addition, revenue was transferred among the business units within the Services, HP Software, Imaging and Printing Group, and Personal Systems Group segments. There was no impact on the previously reported financial results for the Enterprise Storage and Servers, HP Financial Services and Corporate Investments segments.

(b)     Infrastructure Technology Outsourcing, Application Services, Business Process Outsourcing and Other business units were added to the Services business segment. In addition, Outsourcing Services, Consulting and Integration and EDS business units within Services were disintegrated in fiscal 2009.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2007 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE

					Twelve					Twelve					Twelve
					months					months					months
	Three months ended				ended	Three months ended				ended	Three months ended				ended

	Jan. 31, 2007	Apr. 30, 2007	Jul. 31, 2007	Oct. 31, 2007	Oct. 31, 2007	Jan. 31, 2007	Apr. 30, 2007	Jul. 31, 2007	Oct. 31, 2007	Oct. 31, 2007	Jan. 31, 2007	Apr. 30, 2007	Jul. 31, 2007	Oct. 31, 2007	Oct. 31, 2007

Net revenue: (a)

Industry Standard Servers	$2,689	$2,818	$2,814	$3,059	$11,380	$2,689	$2,818	$2,814	$3,059	$11,380	$--	$--	$--	$--	$--
Business Critical Systems	846	862	811	1,034	3,553	846	862	811	1,034	3,553	--	--	--	--	--
Storage	886	914	891	1,015	3,706	886	914	891	1,015	3,706	--	--	--	--	--
Enterprise Storage and Servers	4,421	4,594	4,516	5,108	18,639	4,421	4,594	4,516	5,108	18,639	--	--	--	--	--
Technology Services	2,272	2,346	2,361	2,462	9,441	2,062	2,120	2,128	2,229	8,539	210	226	233	233	902
Outsourcing Services	--	--	--	--	--	1,129	1,200	1,239	1,271	4,839	(1,129)	(1,200)	(1,239)	(1,271)	(4,839)
Consulting and Integration	--	--	--	--	--	741	805	798	848	3,192	(741)	(805)	(798)	(848)	(3,192)
Infrastructure Technology
Outsourcing	1,092	1,161	1,196	1,222	4,671	--	--	--	--	--	1,092	1,161	1,196	1,222	4,671
Application Services	259	281	274	288	1,102	--	--	--	--	--	259	281	274	288	1,102
Business Process Outsourcing	26	26	29	34	115	--	--	--	--	--	26	26	29	34	115
Services (b)	3,649	3,814	3,860	4,006	15,329	3,932	4,125	4,165	4,348	16,570	(283)	(311)	(305)	(342)	(1,241)
Business Technology Optimization	524	505	555	692	2,276	460	437	487	620	2,004	64	68	68	72	272
Other	329	340	325	358	1,352	138	131	119	139	527	191	209	206	219	825
HP Software	853	845	880	1,050	3,628	598	568	606	759	2,531	255	277	274	291	1,097
Technology Solutions Group	8,923	9,253	9,256	10,164	37,596	8,951	9,287	9,287	10,215	37,740	(28)	(34)	(31)	(51)	(144)
Notebooks	4,146	4,086	4,254	5,164	17,650	4,146	4,086	4,254	5,164	17,650	--	--	--	--	--
Desktops	3,821	3,913	3,933	4,222	15,889	3,821	3,913	3,933	4,222	15,889	--	--	--	--	--
Workstations	405	402	441	473	1,721	405	402	441	473	1,721	--	--	--	--	--
Handhelds	191	116	116	108	531	191	116	116	108	531	--	--	--	--	--
Other	156	146	150	166	618	156	146	150	166	618	--	--	--	--	--
Personal Systems Group	8,719	8,663	8,894	10,133	36,409	8,719	8,663	8,894	10,133	36,409	--	--	--	--	--
Commercial hardware	1,725	1,830	1,780	2,036	7,371	1,616	1,709	1,658	1,880	6,863	109	121	122	156	508
Consumer hardware	1,177	942	925	1,176	4,220	1,241	1,008	996	1,251	4,496	(64)	(66)	(71)	(75)	(276)
Supplies	4,125	4,423	4,077	4,393	17,018	4,142	4,444	4,097	4,423	17,106	(17)	(21)	(20)	(30)	(88)
Imaging and Printing Group	7,027	7,195	6,782	7,605	28,609	6,999	7,161	6,751	7,554	28,465	28	34	31	51	144
HP Financial Services	547	550	582	657	2,336	547	550	582	657	2,336	--	--	--	--	--
Corporate Investments	157	175	220	210	762	157	175	220	210	762	--	--	--	--	--
Total segments	25,373	25,836	25,734	28,769	105,712	25,373	25,836	25,734	28,769	105,712	--	--	--	--	--

Eliminations of intersegment
net revenue and other	(291)	(302)	(357)	(476)	(1,426)	(291)	(302)	(357)	(476)	(1,426)	--	--	--	--	--

Total HP Consolidated	$25,082	$25,534	$25,377	$28,293	$104,286	$25,082	$25,534	$25,377	$28,293	$104,286	$--	$--	$--	$--	$--

(a)     Certain fiscal 2009 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2007, the reclassifications resulted in the transfer of revenue among the Services, HP Software and Imaging and Printing Group financial reporting segments. In addition, revenue was transferred among the business units within the Services, HP Software and Imaging and Printing Group segments. There was no impact on the previously reported financial results for the Enterprise Storage and Servers, Personal Systems Group, HP Financial Services and Corporate Investments segments.

(b)     Infrastructure Technology Outsourcing, Application Services and Business Process Outsourcing business units were added to the Services business segment. In addition, Outsourcing Services and Consulting and Integration business units within Services were disintegrated in fiscal 2009.